SUN CAPITAL ADVISERS TRUST

Sun Capital Investment Grade Bond Fund

Supplement dated October 11, 2011

To the Initial Class and Service Class Prospectuses, each dated May 1, 2011

This supplement adds a lead portfolio manager for the Sun Capital Investment Grade Bond Fund, effective immediately.

a)  The following is hereby added to the section in the Initial Class and Service Class Prospectuses captioned “Portfolio Management” on page 66 of the Initial Class Prospectus and page 67 of the Service Class Prospectus:

Portfolio Manager:
	Title with the Adviser	Manager Since
Jill A. Fields	Senior Managing Director	2011

b)  The following is hereby added to the portfolio manager information for the Sun Capital Investment Grade Bond Fund under “About the Portfolio Managers” on page 115 in the Initial Class Prospectus and page 112 in the Service Class Prospectus:

Fund	Fund Manager(s)	Manager since	Positions during past five years

Sun Capital Investment Grade Bond Fund (Jointly managed)	Jill A. Fields (Lead Manager)	2011
Senior Managing Director, Head of U.S. Public Fixed Income, Sun Capital Advisers, LLC, since 2011.  Prior to that, she was Managing Director, Head of Institutional High Yield of Babson Capital Management from 1997 to 2011.